Investment Company Act Registration No. 811-04010
Securities Act Registration No. 002-90810

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 67	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Post-Effective Amendment No. 68	☒

(Check appropriate box or boxes)

OCM MUTUAL FUND
(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road, Suite 119
Livermore, California	94551
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (925) 455-0802

Gregory M. Orrell	Copy to:
Orrell Capital Management, Inc.	Peter D. Fetzer
2600 Kitty Hawk Road, Suite 119	Foley & Lardner LLP
Livermore, California 94551	777 East Wisconsin Avenue
(Name and address of Agent for Service)	Milwaukee, Wisconsin 53202

Approximate date of proposed public offering:  As soon as practicable after the effective date of the registration statement.

It is proposed that this filing become effective (check appropriate box)

☒ immediately upon filing pursuant to paragraph (b)

☐ on (date) pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1) of rule 485

☐75 days after filing pursuant to paragraph (a)(2)

☐on (date)  pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

P R O S P E C T U S

March 30, 2022

P R O S P E C T U S
March 30, 2022

(Ticker Symbol Investor Class: OCMGX)
(Ticker Symbol Advisor Class: OCMAX)

The OCM Gold Fund is the sole portfolio of the OCM Mutual Fund and is advised by Orrell Capital Management, Inc.  The Fund has two classes of shares, Investor Class and Advisor Class.  The Classes differ in the expenses and sales charges to which they are subject and in their investment eligibility requirements.

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the OCM Gold Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not Approved or Disapproved these Securities or Determined if this Prospectus is Accurate or Complete.
Any Representation to the Contrary is a Criminal Offense.

OCM Gold Fund
2600 Kitty Hawk Road
Suite 119
Livermore, California  94551
(800) 628-9403

The OCM Gold Fund is distributed by Northern Lights Distributors, LLC

SUMMARY SECTION

Investment Objective

The Fund seeks long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund.  You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.  With respect to the Investor Class shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and under the headings “Sales Charges” and “Reducing the Sales Charges” on page 10 of the Fund’s Prospectus and the heading “Shareholder Services” beginning on page 38 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor	Advisor
	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within 3 months of purchase)	1.50%	1.50%
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.65%	0.15%
Other Expenses	0.59%	0.59%
Total Annual Fund Operating Expenses	2.19%	1.69%
____________

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$662	$1,104	$1,572	$2,860
Advisor Class	$172	$ 533	$ 918	$1,998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund principally invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in equity securities of domestic and foreign companies of any size engaged in all sectors of the gold mining and precious metals industries.  A foreign company is one that is organized under the laws of a foreign country and has the principal trading market for its stock in a foreign country.  At times, a majority of the Fund’s assets may be invested in companies of one or more foreign countries.  Under normal market conditions, the Fund will invest primarily in:

•	Senior gold producers, intermediate/mid-tier gold producers and junior gold producers; and

•	Gold mining exploration and development companies.

When investing the Fund’s assets, the Fund’s investment adviser first considers the price of gold and whether it expects the price of gold to increase or decrease.  The Fund’s investment adviser is a “bottom up” investor.  This means it makes investment decisions on company specific factors. Among the company specific factors the Fund’s investment adviser considers are:

•	sales and earnings growth;

•	the extent of ore holdings;

•	efficiency of mining operations;

•	melting and refinery costs; and

•	capital adequacy to maintain and expand operations.

Since the price of gold is a key factor affecting the revenues of gold producers, the Fund’s investment adviser must also consider the price of gold in its “bottom up” analysis.  The Fund will sell a security if its investment adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for further appreciation.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. There are risks associated with the Fund’s principal investment strategies, and these principal risks are discussed below.

•
Market Risk.  The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, risks associated with international conflicts and war, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.  Such negative impacts include decreasing the value and liquidity of securities, while increasing the volatility of securities and otherwise exacerbating other risks that apply to the Fund.

•
Smaller Capitalization Companies Risk.  Many of the companies in which the Fund invests are smaller capitalization companies (namely, companies with a market capitalization of $4 billion or less).  Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies.  The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies.  Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices.  Finally, there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

•
Medium Capitalization Companies Risk.  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Precious Metals Producers Risk.  The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  The prices of gold and other precious metals may decline versus the dollar, which would adversely affect the market prices of the securities of gold and precious metals producers.

•
Non-diversification Risk.  The Fund is a non-diversified investment company.  As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile.  If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

•	Foreign Investment Risks. These are risks associated with investing in foreign common stocks that are in addition to the risks associated with investing in U.S. common stocks:

•
Currency Risk.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates.  An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

•	Country Risk. This is the risk that political, social or economic events in a country may adversely affect the Fund’s investments in the country.

•
Regulation Risk.  This is the risk that investors in a foreign securities market may not be afforded the same protections as investors in U.S. securities markets. This is also the risk that it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.  In addition to disparate legal rights, foreign securities may also be subject to different accounting standards than in the United States.

•
Liquidity Risk.  Foreign securities markets tend to have less trading volume and are more volatile than U.S. securities markets.  Less trading volume makes it more difficult to sell foreign securities at quoted prices. Policy and legislative changes in foreign countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets.

•
Taxation Risk. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may also apply to distributions from foreign companies.

•
Passive Foreign Investment Company.  The Fund may invest in stocks of foreign companies that are classified under the Internal Revenue Code as passive foreign investment companies (“PFICs”).  To the extent that the Fund invests in these securities, the Fund may be subject to an interest charge in addition to federal income tax (at ordinary income rates) on (i) any “excess distribution” received on the stock of a PFIC, or (ii) any gain from disposition of PFIC stock that was acquired in an earlier taxable year.  This interest charge and ordinary income tax treatment may apply even if the Fund distributes such income as a taxable dividend to its shareholders.  To the extent possible, the Fund will adopt tax strategies to avoid the interest charge and the ordinary income tax treatment.  Such tax strategies may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  In addition, such tax strategies may require the Fund to liquidate other investments to meet its distribution requirement

(including when it may not be advantageous for the Fund to liquidate such investments), which may accelerate the recognition of gain and affect the Fund’s total return.

•
Concentration Risk.  Because the Fund concentrates its investments in the gold mining industry, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

•
Country Concentration Risk. Because the Fund may concentrate its investments in companies of a particular foreign country, a development adversely affecting the mining industry in that country could have a larger impact on the Fund than if the Fund’s investments were more evenly spread among various countries.

•
Tax Law Change Risk. Tax law is subject to change, possibly with retroactive effect, or to different interpretations.  In particular, Congress is considering substantial changes to U.S. federal income tax laws, and some with retroactive effect, that could result in substantial adverse U.S. federal income tax consequences to the Fund and its shareholders. Any future changes are highly uncertain, and the impact on the Fund or its shareholders cannot be predicted.  Prospective shareholders should consult their own tax advisors regarding the impact to them of possible changes in tax laws.

Because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over one, five and ten years compare to the performance of the Standard & Poor’s 500® Index (“S&P 500® Index”) and the Philadelphia Stock Exchange Gold & Silver Index (“XAU Index”).  For additional information on these indexes, please see “Index Descriptions” on page 18 of this Prospectus.  The performance of Advisor Class shares will differ from that of the Investor Class shares to the extent that the Classes do not have the same expenses or inception dates.  Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.  Sales loads are not reflected in the bar chart and, if those charges were included, returns would be less than those shown.  Updated performance information is available on the Fund’s website (ocmgoldfund.com).

Investor Class Total Return per Calendar Year
(Annual Total Return as of 12/31)

_______________
Note:
During the ten year period shown on the bar chart, the Investor Class’ highest total return for a quarter was 72.48% (quarter ended June 30, 2020) and the lowest total return for a quarter was -33.90% (quarter ended June 30, 2013).  The results shown in the bar chart above and best and worst quarterly returns do not reflect a sales charge.  If they did, the June 30, 2020 returns would have been lower.

The average annual total returns below reflect the maximum sales charge of 4.50% applicable to the Investor Class.  The after-tax returns below were calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s individual tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only Investor Class shares and after-tax returns for Advisor Class shares will be different from amounts shown for the Investor Class.  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from capital losses that would have been incurred.

Average Annual Total Returns (for the periods ended December 31, 2021)	Past	Past	Past
	Year	5 Years	10 Years
OCM Gold Fund – Investor Class
(includes maximum sales charge)
Return before taxes	-13.73%	13.08%	-0.57%
Return after taxes on distributions	-13.96%	11.03%	-2.09%
Return after taxes on distributions
and sale of Fund shares	-7.98%	9.73%	-0.94%
OCM Gold Fund – Advisor Class
Return before taxes	-9.16%	15.00%	0.62%
S&P 500® Index
(reflects no deduction for fees, expenses and taxes)	28.71%	18.47%	16.55%
XAU Index
(reflects no deduction for fees, expenses and taxes)	-6.62%	12.05%	-1.91%

The Fund uses the XAU Index because that index compares the Fund’s performance with the returns of an index of companies involved in the gold and silver mining industry.

Investment Adviser

Orrell Capital Management, Inc. (“OCM”) is the investment adviser to the Fund.

Portfolio Manager

Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund’s portfolio.  He is the Fund’s portfolio manager.  Mr. Orrell has been President of OCM since 1991.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with the Fund, you should call 1-800-628-9403.  You may buy shares of the Fund each day the New York Stock Exchange (“NYSE”) is open.  The minimum initial investment in the Fund’s Investor Class shares is $1,000, $100 for Individual Retirement Accounts and the Fund’s Automatic Investment Plan.  The minimum initial investment in the Fund’s Advisor Class shares is $1,000 unless your Selected Dealer has an arrangement with the Fund as discussed below.  There is a $50 subsequent investment requirement for the Fund, including for each additional investment made through the Automatic Investment Plan.  The Fund may waive the minimum investment requirements from time to time.

You may redeem shares of the Fund each day the NYSE is open.  The redemption price is the net asset value per share next determined after the receipt of a redemption request in proper form.  You may redeem Fund shares by mail (OCM Gold Fund, P.O. Box 1328, Milwaukee, WI 53201-1328), or by telephone at 1-800-628-9403.  Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Dividends, Capital Gains, and Taxes

The Fund’s distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATEGIES AND NON-PRINCIPAL RISKS

The Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in equity securities of domestic and foreign companies of any size engaged in all sectors of the gold mining and precious metals industries.  If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior written notice to the shareholders before implementing the change of policy.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors may lose money.

The Fund may, in response to adverse markets, economic, political or other conditions, such as an unexpected level of shareholder purchases or redemptions, take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value.  Even when the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or be in a position to take advantage of better investment opportunities to achieve its investment objective that may come to the investment adviser’s attention from time to time.

How We Invest Our Assets

Principal Investment Strategies.  When investing the Fund’s assets, the Fund’s investment adviser, OCM, first considers the price of gold and whether it expects the price of gold to increase or decrease.  OCM primarily invests in common stocks of senior gold producers and intermediate/mid-tier gold producers, and invests to a lesser extent in junior gold producers and exploration and development companies.  The prices of common stocks of senior or “major” gold producers tend to be sensitive to changes in the price of gold.  Senior gold producers are companies with more established producing mines than intermediate/mid-tier or junior gold producers.  All such gold producers include companies involved in mining, processing or dealing in gold.  OCM believes that because of gold’s monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values.

OCM is a “bottom up” investor.  This means it makes investment decisions on company specific factors.  Among the company specific factors OCM considers are:

•  sales and earnings growth;

•  the extent of ore holdings;

•  efficiency of mining operations;

•  melting and refinery costs; and

•  capital adequacy to maintain and expand operations.

The Fund will sell a security if OCM believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for further appreciation.  Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its “bottom up” analysis.  For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

Non-Principal Investment Strategies.  Because of OCM’s emphasis on gold’s monetary value, the Fund will only invest a small portion of its assets in securities of companies producing other precious metals.  The Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins.  When the Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.  The Fund may invest indirectly in gold bullion or other metals through the purchase of shares of exchange-traded funds that invest in gold bullion or other metals (“Gold ETFs”).  In any event, the Fund may not invest more than 20% of its total assets in the investments described in this paragraph.

A Gold ETF is a publicly-traded trust that acquires and holds underlying investments on a transparent basis.  Because a Gold ETF has operating expenses and transaction costs, while the price of gold bullion or other metals does not, a Gold ETF will sell metal from time to time to pay expenses.  This will reduce the amount of gold or other metals represented by each Gold ETF share, irrespective of whether the trading price of the shares rises or falls in response to changes in the price of gold or other metals.  Gold ETFs generally are not regulated as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment in a Gold ETF is subject to all of the risks of investing in the assets held by the Gold ETF.  In addition, the market value of the shares of the Gold ETF may differ from their net asset value because the supply and demand in the market for shares of the Gold ETF at any point in time is not always identical to the supply and demand in the market for the underlying assets.  Gold ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.  Under certain circumstances, a Gold ETF could be terminated.  Should termination occur, the Gold ETF could have to liquidate its holdings at a time when the price of gold or other metals are falling.

Portfolio Turnover

During the last five years, the Fund’s annual portfolio turnover rate has not exceeded 100%.  Based on this and on the nature of the Fund’s investments, the Fund does not expect that its annual portfolio turnover rate will exceed 100%.  Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.  Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs.  Payment of these transaction costs reduces total return.  Higher portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains.  Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

Portfolio Holdings of the Fund

The Statement of Additional Information (“SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

Non-Principal Risks

In addition to the principal risks identified in the front of this Prospectus, there are additional non-principal risks associated with an investment in the Fund.  These non-principal risks include:

•
Additional Risks Associated with Precious Metals Producers:  OCM primarily invests in common stocks whose price is sensitive to changes in the price of gold.  The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold.  The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the major gold producers outside of the United States (Australia, Canada, China, South Africa, Russia and Peru).  The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world.  For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

•
South African Risks:  The Fund invests in South African companies.  These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

•
Cybersecurity Risk:  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, OCM and/or the Fund’s service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

•
Redemption Risk:  The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short  investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in the Fund could hurt  performance and/or cause the remaining shareholders in the Fund to lose money.  If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

•
Cash Management and Defensive Investing Risk:  The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate.  If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.  If the Fund holds cash uninvested, the Fund will not earn income on the cash.  If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

MANAGEMENT OF THE FUND
Orrell Capital Management, Inc. Manages the Fund’s Investments

OCM is the Fund’s investment adviser.  OCM’s address is:
2600 Kitty Hawk Road, Suite 119, Livermore, CA  94551

OCM has been in business since 1991.  As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund.  It makes the decisions as to which securities to buy and which securities to sell.  The Fund paid OCM an annual advisory fee equal to 0.95% of its average net assets for the most recent fiscal year.  The fee paid to OCM is based on the Fund’s average net assets, beginning at 0.95% and decreasing as the assets of the Fund reach certain levels.  A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with OCM is available in the annual report of the Fund to shareholders for the most recent period ended November 30.

Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund’s portfolio.  He is the Fund’s portfolio manager.  Mr. Orrell has been President of OCM since 1991.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Fund.

Distribution Fees

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  This Plan allows the Fund to use up to 0.99% of its average daily net assets allocable to the Investor Class shares and up to 0.25% of its average daily net assets allocable to the Advisor Class shares to pay sales, distribution and other fees for the sale of its shares and for services provided to investors.  Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE FUND’S SHARE PRICE

The price at which investors purchase Investor Class shares of the Fund is called its offering price.  The price at which shareholders purchase Advisor Class shares and redeem Investor Class and Advisor Class shares of the Fund is called its net asset value (“NAV”).  The offering price is equal to the NAV at the time of purchase, plus any applicable sales charge.  The Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  If the NYSE is not open, then the Fund does not determine its net asset value, and investors may not purchase or redeem shares of the Fund.  The NYSE is closed for trading on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  If the NYSE closes early on a valuation day, the Fund shall determine its net asset value as of that time.  The Fund calculates its NAV based on the market prices of the securities (other than money market instruments) it holds.  Short-term investments with a remaining maturity of 60 days or less at the time of purchase are generally valued at amortized cost (unless the investment adviser, under the oversight of the Board of Trustees, determines that this method does not represent fair value), which approximates market value.  Short-term investments with 61 days or more to maturity at the time of purchase are generally valued at market value based on quotations received from market makers or other appropriate sources.

UMB Fund Services, Inc. (“UMBFS”), the Fund’s transfer agent, will process purchase orders that it receives in good order and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the offering price (for purchases) and NAV (for redemptions) determined later that day.  UMBFS will process purchase orders that it receives in good order and redemption orders that it receives in good order after the close of regular trading at the offering price (for purchases) and NAV (for redemptions) determined at the close of regular trading on the next day the NYSE is open.  A purchase or redemption request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered.

When market quotations are not readily available or are deemed unreliable, the Fund values the securities that it holds at fair value as determined in good faith by OCM in accordance with procedures approved by the Fund’s Board of Trustees, subject to the Board’s oversight.  Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, such as a material development regarding an investment in a foreign security, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV.

The SEC has adopted Rule 2a-5 under the Investment Company Act of 1940, which, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The Fund will not be required to comply with Rule 2a-5 until September 2022. The Fund’s fair value policies and procedures and valuation practices may be subject to change as a result of new Rule 2a-5.

The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate.  Alternatively, the Fund may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If the Fund does not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, in accordance with procedures approved by the Fund’s Board of Trustees, OCM will establish a conversion rate for such currency.  Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days the NYSE is open.  So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and investors cannot purchase or redeem Fund shares.

Sales Charges

The following table shows the amount of the sales charge you would pay when you purchase Investor Class shares of the Fund:

	Sales Charge As a Percentage of			Sales Charge As a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Amount of Purchase	Offering Price	Amount Invested
Less than $100,000	4.50%	4.71%	$500,000 to $999,999	2.00%	2.04%
$100,000 to $249,999	3.00%	3.09%	$1,000,000 or more	None	None
$250,000 to $499,999	2.50%	2.56%

In order to obtain a breakpoint discount or waive the sales charge on your Fund purchases, it may be necessary at the time of purchase for you to inform and provide certain information to the Fund or your financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints.  As described below, you may combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the sales charge schedule through a “right of accumulation” or through a “statement of intent.”  If you or your financial intermediary seeks to qualify purchase orders to take advantage of the breakpoints or to eliminate the sales charge through a right of accumulation or statement of intent, you must identify such orders and account numbers and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made.

Reducing the Sales Charges

You may be able to reduce or waive the sales charges on your purchases of Investor Class shares through an “accumulation right” or through a “statement of intent.”  If you or your broker seeks to qualify purchase orders for a reduction or elimination of the Fund’s initial sales charge, you must identify such orders and account numbers to UMBFS and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made.  When opening an account, please request and complete the appropriate form for seeking the reduction or elimination of the sales charge which may be obtained from the Fund by calling 1-800-628-9403 or from your financial intermediary.  For more information about reduced sales charges, consult your financial intermediary or the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”), and refer to the Fund’s SAI.

Net Asset Value Purchase

You may purchase Investor Class shares of the Fund at NAV (without a sales charge) if you:

•	Invest $1,000,000 or more in the Fund;

•	Purchase Fund shares in an amount not exceeding the amount of Fund shares which you previously owned and redeemed within the past 90 days;

•	Or members of your family are:

a.	Officers or Trustees of OCM Mutual Fund; or

b.	Officers, directors, consultants to and employees or customers of the Distributor, any Selected Dealer (as defined below) or the Fund's investment adviser.

•	Are a broker, dealer or other financial intermediary that has a selling arrangement with the Fund; or

•	Are an investment adviser investing on behalf of your discretionary accounts.

There is no initial sales charge on purchases of Investor Class shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the investment adviser may at its discretion pay a finder’s fee to dealers of record who initiate or are responsible for purchases of $1 million or more of Investor Class shares of the Fund of up to 1.00% of the amount invested.  In instances where an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Investor Class shares, generally, will be waived.  Finder’s fee commissions may also be paid to dealers of record who initiate or are responsible for purchases of $1 million or more of Advisor Class shares of the Fund of up to 1.00% of the amount invested.

The Fund may waive the sales charge for other investors in its sole discretion.

PURCHASING SHARES

Choosing a Share Class

The Fund offers two classes of shares, Investor Class and Advisor Class.  The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts for the Advisor Class may differ depending on your Selected Dealer’s arrangement with the Fund, as discussed below).  Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund’s average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Advisor Class shares.  Investor Class shares are also subject to sales charges, whereas Advisor Class shares are not subject to any sales charges.  Expenses of the Fund are capped at the following rates for the Investor Class shares and Advisor Class shares at 2.99% and 2.49%, respectively.  Expenses above such levels are borne by OCM, subject to future recoupment.  Advisor Class shares are available to shareholders who invest through an investment adviser’s servicing agent, invest directly with the Fund, and invest through various mutual fund platforms that have agreements with the Fund.  If you qualify as a purchaser of Advisor Class shares, but your account is invested in Investor Class shares, you may convert your Invest Class shares to Advisor Class shares based on the relative net asset values of the two Classes on the conversion date, without the imposition of any fees or other charges.

How to Purchase Shares of the Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts – Investor Class*
	• Individual Retirement Accounts and qualified retirement plans	$ 100
	• Automatic Investment Plan	$ 100
	• All other accounts	$1,000

b.	New accounts – Advisor Class*
	• All accounts	$1,000

c.	Existing accounts
	• Dividend reinvestment	No Minimum
	• All accounts	$50

*	The Fund has granted the authority to OCM, in its sole discretion, to waive the initial investment minimums for both the Investor Class shares and Advisor Class shares.

3.
Complete the Purchase Application accompanying this Prospectus, carefully following the instructions.  For additional investments, fill out the reinvestment slip at the bottom of your statement, or prepare a brief letter stating the registration of your account, the name of the Fund and your account number.  If you have any questions, please call 1-800-628-9403.

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Such information will be used only for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions. Permanent addresses containing only a P.O. Box will not be accepted. The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the event that the transfer agent is unable to verify your identity, the Fund reserves the right to redeem your account at the day’s net asset value.

4.
Make your check payable to the “OCM Gold Fund”. All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash, third party checks, money orders, traveler’s checks, starter checks, credit card checks or other checks deemed to be high risk. UMBFS will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. You will also be responsible for any losses suffered by the Fund as a result. (The Fund may redeem shares you own as reimbursement for any such losses. The Fund reserves the right to reject any purchase order for shares of the Fund, for any reason or no reason.)

5.	Send the Purchase Application and check to:

Regular Mail:	Overnight Delivery:
OCM Gold Fund	OCM Gold Fund
P.O. Box 1328	235 W. Galena St.
Milwaukee, WI 53201-1328	Milwaukee, WI 53212-3948

6.	Purchasing Shares By Wire:

You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so.  For initial purchases by wire, you must call UMBFS at 1-800-628-9403 for instructions on setting up an account.  Then, provide your bank with the following information for purposes of wiring your investment:

UMB Bank, n.a.	For further credit to:
ABA #101000695	Investor Account #_______________
For credit to OCM Gold Fund	Name or Account Registration
Acct. #9871062791	SSN or TIN

You must mail a completed Purchase Application to UMBFS after opening an account by wire transfer.  Wire orders will be accepted only on a day on which the Fund and UMB Bank, n.a. (the “Custodian Bank”), are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the Custodian Bank.  There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

Purchasing Shares from Selected Dealers

You may purchase shares of the Fund through brokers or dealers who have a sales agreement with the Distributor (“Selected Dealers”).  Depending on your Selected Dealer’s arrangements with the Fund, you may qualify to purchase Advisor Class shares, which are subject to lower ongoing expenses. Please see “Choosing a Share Class” above for more information or contact your Selected Dealer.  Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Fund.  The Selected Dealers may charge fees to their customers for the services they provide them.  If you decide to purchase shares through Selected Dealers, please carefully review the program materials that they provide to you.

Selected Dealers are authorized to accept purchase orders on behalf of the Fund.  This means that the Fund will process the purchase order at the offering price which is determined following the Selected Dealer’s receipt of the customer’s purchase order.  Your purchase order must be received in good order by the Selected Dealer before the close of regular trading on the NYSE to receive that day’s share price.  The Selected Dealer is responsible for placing purchase orders promptly with UMBFS and for forwarding payment in accordance with instructions of the Fund or the Distributor.

Automatic Investment Plan (“AIP”) Information

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  There is a maximum purchase amount of $50,000 per day by Automated Clearing House (“ACH”).

•	Automatic purchases of Fund shares can be made for as little as $50 per month.

•	You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

•	The Fund does not currently charge a fee for an AIP, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

•	If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

•
Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable.  If this occurs, you must call or write us to reinstate your AIP.  Any changes to the plan upon reinstatement will require a Medallion signature guarantee.

•	Your AIP purchases will be confirmed on your quarterly and year-end statements. Should you have any questions about your AIP investments, please call 1-800-628-9403.

Other Information about Purchasing Shares of the Fund

In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Fund is required to obtain the following information for all registered owners:

•	Full name;

•	Date of birth;

•	Social security number;

•	Permanent street address (P.O. Box is not acceptable); and

•	Corporate accounts require additional documentation.

•
If you are opening the account in the name of a legal entity (for example, a partnership, limited liability company, business trust, corporation, etc.), then you must also supply the identity of the beneficial owners.

Please note that your application will be returned if any information is missing.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent, UMBFS, verify your identity.

The Fund may reject any share purchase application for any reason.  Shares of the Fund are generally available for purchase in all states.

The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers the following retirement plans:

•  Traditional IRA •  Roth IRA

Investors can obtain further information about the IRAs by calling the Fund at 1-800-628-9403.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	the name of the Fund;

•	account number(s);

•	the amount of money or number of shares being redeemed;

•	the name(s) on the account;

•	daytime phone number; and

•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact UMBFS in advance, at 1-800-628-9403 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Have the signatures Medallion guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	The redemption proceeds are payable or to be sent to a person other than the person in whose name the shares are registered.

•	The redemption proceeds are to be sent to an address other than the address of record or wired to a bank other than the bank of record.

•	The redemption proceeds exceed $50,000.

•	The address of record has been changed within 30 days of the redemption request.

The financial institution where you receive your signature guarantee must be a participant in the Securities Transfer Association Medallion Program (STAMP).  A notarized signature is not an acceptable substitute for a signature guarantee.

4.	Send the letter of instruction to:

Regular Mail:	Overnight Delivery:
OCM Gold Fund	OCM Gold Fund
P.O. Box 1328	235 W. Galena St.
Milwaukee, WI 53201-1328	Milwaukee, WI 53212-3948

How to Redeem (Sell) Shares by Telephone

1.
Instruct UMBFS that you want the option of redeeming shares by telephone.  This can be done by writing to UMBFS requesting this option, in which case a Medallion signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone redemption privileges.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.
Call UMBFS at 1-800-628-9403.  Please do not call the Fund or OCM.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time).  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to place your telephone transaction.

4.	You may redeem as little as $500 but no more than $50,000. Telephone redemptions are not available for corporate accounts.

How to Redeem (Sell) Shares through Selected Dealers

You may redeem your shares through Selected Dealers.  (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.)  Selected Dealers will process redemption orders that they receive in good order prior to the close of regular trading on the NYSE at the NAV determined that day.  The Selected Dealer is responsible for placing redemption orders promptly with UMBFS and for forwarding stock certificates, stock powers and other necessary documents within three business days.  The Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.

Systematic Withdrawal Plan (“SWP”)

•	You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

•	Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the NAV.

•	Your SWP may be made on the 5th, 10th, 15th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.

•	The 1.50% redemption fee does not apply to shares redeemed through this plan.

•	Proceeds will be paid by check or ACH transfer.

Payment of Redemption Proceeds

The redemption price per share you receive for redemption requests is the next determined NAV after:

1.	UMBFS receives your written request in good order with all required information.

2.	UMBFS receives your authorized telephone request with all required information.

3.
A Selected Dealer that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMBFS.

4.	Proceeds paid by wire will be charged a $20 fee. If you request overnight delivery of a redemption check, a $20 fee will be deducted from your proceeds.

For those shareholders who redeem shares by mail or telephone, UMBFS will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in good order with all required information.  Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

Other Redemption Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Accordingly, the Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund’s Board of Trustees has adopted policies and procedures that discourage frequent purchases and redemptions of Fund shares by:

1.
Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that OCM believes might engage in frequent purchases and redemptions of Fund shares, based on any unusual trading activity by such investor and/or such investor’s trading history; and

2.	Imposing a 1.50% redemption fee on redemptions occurring within 3 months of the share purchase.

The redemption fee does not apply to (1) shares purchased through reinvested distributions (dividends and capital gains), (2) shares held in retirement plans (other than IRAs), or (3) shares redeemed through SWPs, but otherwise applies to all investors in the Fund, including those that invest through “omnibus accounts” at intermediaries such as investment advisers, broker-dealers and third-party administrators.

While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, omnibus accounts include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner.  If inappro-

priate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor, the Fund may request that the nominee, financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in frequent or short-term trading.  If inappropriate trading recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

1.	The redemption may result in a taxable gain or loss.

2.
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether to withhold federal income taxes.  If not, these redemptions will be subject to federal income tax withholding.

3.
The Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemption, and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

4.	If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

5.
UMBFS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures Medallion guaranteed.

6.
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and UMBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor UMBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a shareholder cannot contact UMBFS by telephone, he or she should make a redemption request in writing in the manner described earlier.

7.
If your account balance in the Investor Class shares falls below $500 because you redeem shares, you may be given 60 days to make additional investments so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

8.
If your account balance in Advisor Class shares falls below $1,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you, or, the Fund may convert your Advisor Class shares to Investor Class shares.  Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges.

9.
The Fund will typically expect that it will hold cash or cash equivalents to meet redemption requests.  The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund.  These redemption methods will be used regularly and may also be used in stressed market conditions.

10.
The Fund may pay redemption requests “in kind”.  This means that the Fund will pay redemption requests entirely or partially with liquid securities rather than cash.  In-kind redemptions may be in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

11.
The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Fund with identification required by law; (2) if the Fund is unable to verify the information received from the shareholder; and (3) to reimburse the Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder.  Additionally, as discussed above, shares may be redeemed in connection with the closing of small accounts.

12.
Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Fund is unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually.  You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional Fund Shares.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to UMBFS or by calling 1-800-628-9403.

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal, state and local income tax.  These distributions may be taxed as ordinary income, dividend income or long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase Fund shares shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase Fund shares that have appreciated securities, you will receive a taxable return of part of your investment if an when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

The Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general, when a shareholder sells Fund shares, the Fund must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely,  can choose a different, permissible method. Please consult with your tax advisor.

If you hold Fund shares through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the Fund or redeem shares, you may be subject to backup withholding.

INDEX DESCRIPTIONS

The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index, and, unlike the Fund, an index does not incur fees and expenses.  The index is used herein for comparative purposes in accordance with SEC regulations.

The XAU Index is a capitalization-weighted index featuring sixteen widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. You cannot invest directly in an index, and, unlike the Fund, an index does not incur fees and expenses.  The index is used herein for comparative purposes in accordance with SEC regulations.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single share of each respective class.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial highlights have been derived from the Fund’s financial statements which have been audited by Tait, Weller & Baker LLP (other than for year ended November 30, 2017), whose report, along with the Fund’s financial statements and financial highlights, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

	Investor Class Shares

	For the Years Ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net Asset Value, Beginning of Period	$11.94	$8.62	$7.05	$9.26	$11.12
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss(1)	(0.11)	(0.16)	(0.14)	(0.19)	(0.21)
Net Realized and Unrealized
Gain/(Loss) on Investments
and Foreign Currency Transactions	0.01	4.05	3.37	(1.36)	0.10
Net Increase from Payments by Affiliates	—	— (2)	—	—	—
Total from Investment Operations	(0.10)	3.89	3.23	(1.55)	(0.11)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.08)	—	—	—	—
Distribution from Net Realized Gains	(0.05)	(0.57)	(1.66)	(0.66)	(1.75)
Total Distributions	(0.13)	(0.57)	(1.66)	(0.66)	(1.75)
Redemption Fee Proceeds	— (2)	— (2)	— (2)	— (2)	— (2)
Net Asset Value, End of Period	$11.71	$11.94	$8.62	$7.05	$9.26
TOTAL RETURN*	(0.95)%	48.15%	56.65%	(18.24)%	0.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000’s)	$17,024	$18,343	$22,467	$17,146	$30,492
Ratio of Expenses to Average Net Assets	2.19%	2.29%	2.91%	2.93%	2.78%
Ratio of Net Investment Loss
to Average Net Assets	(0.89)%	(1.53)%	(1.89)%	(2.27)%	(2.17)%
Portfolio Turnover Rate	11%	1%	18%	6%	10%
____________
*	Assumes no sales charge.
(1)	Based on average shares method.
(2)	Amount represents less than $0.01 per share.

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

	Advisor Class Shares

	For the Years Ended
	11/30/21	11/30/20	11/30/19		11/30/18		11/30/17
Net Asset Value, Beginning of Period	$13.46	$9.57	$7.58		$9.86		$11.63
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss(1)	(0.05)	(0.13)	(0.11)		(0.15)		(0.15)
Net Realized and Unrealized
Gain/(Loss) on Investments
and Foreign Currency Transactions	—	4.54	3.71		(1.47)		0.12
Net Increase from Payments by Affiliates	—	— (2)	—		—		—
Total from Investment Operations	(0.05)	4.41	3.60		(1.62)		(0.03)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.16)	—	—		—		—
Distribution from Net Realized Gains	(0.05)	(0.57)	(1.66)		(0.66)		(1.75)
Total Distributions	(0.21)	(0.57)	(1.66)		(0.66)		(1.75)
Redemption Fee Proceeds	0.01	0.05	0.05		—	(2)	0.01
Net Asset Value, End of Period	$13.21	$13.46	$9.57		$7.58		$9.86
TOTAL RETURN	(0.42)%	49.40%	58.54	%(3)	(17.81	)%(3)	1.81%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000’s)	$51,390	$55,603	$12,507		$6,624		$7,106
Ratio of Expenses to Average Net Assets	1.69%	1.79%	2.38%		2.31%		2.05%
Ratio of Net Investment Loss
to Average Net Assets	(0.39)%	(1.03)%	(1.36)%		(1.65)%		(1.44)%
Portfolio Turnover Rate	11%	1%	18%		6%		10%
____________
(1)	Based on average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	Total returns would have been higher/lower had expenses not been waived/recovered by the Adviser.

(This Page Intentionally Left Blank.)

OCM Mutual Fund
Privacy Policy

Commitment to Consumer Privacy

From our first day of operation, OCM Mutual Fund (the “Trust”) has been committed to handling investor information responsibly.

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities.  New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Trust.

Collection and Disclosure of Shareholder Information

The Trust collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and is allowed by law.  We only use such information to enhance, evaluate or modify a consumer’s relationship with the Trust  to administer shareholder accounts, or to identify specific financial needs and to provide consumers with information about the Trust and related products and services.  We do not sell personal information about consumers to third parties for their independent use.

Consumer information collected by, or on behalf of, the Trust generally comes from the following sources:

•	Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Trust;

•	Transaction history of a shareholder’s account; or

•	Third parties.

We may disclose consumer information to third parties who are not affiliated with the Trust:

•	as permitted by law, for example with service providers who maintain or service customer accounts for the Trust or to a shareholder’s broker/dealer; or

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Trust:

•	to maintain policies and procedures designed to assure only appropriate access to information about customers of the Trust;

•	to limit the use of information about customers of the Trust to the purposes for which the information was disclosed, or as otherwise permitted by law; and

•	to maintain physical, electronic procedural safeguards that comply with federal standards to guard non-public personal information of customers of the Trust.

To learn more about the Fund you may want to read the Fund’s SAI which contains additional information about the Fund.  The Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-779-4681.  You may also obtain a copy of these documents free of charge from the Fund’s website at ocmgoldfund.com.

Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

OCM Gold Fund
2600 Kitty Hawk Road
Suite 119
Livermore, CA  94551
(800) 628-9403

The general public can review and copy information about the Fund (including the SAI) on the EDGAR Database at the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Please refer to the Fund’s Investment Company Act File No. 811-04010, when seeking information about the Fund from the Securities and Exchange Commission.

OCM MUTUAL FUND

Statement of Additional Information dated March 30, 2022

OCM Gold Fund
(Ticker Symbol Investor Class: OCMGX)
(Ticker Symbol Advisor Class: OCMAX)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus of OCM Mutual Fund (the “Trust”) relating to the OCM Gold Fund (the “Fund”), dated , 2022.  Copies of the Prospectus may be obtained from the Trust’s Distributor, Northern Lights Distributors, LLC (the “Distributor”), 17605 Wright Street, Omaha, Nebraska 68130.

The following financial statements are incorporated by reference from the Annual Report, dated November 30, 2021, of OCM Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission (“SEC”) on February 4, 2022.

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Financial Highlights
Report of Independent Registered Public Accounting Firm

Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 779-4681.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated , 2022, and, if given or made, such information or representations may not be relied upon as having been authorized by OCM Mutual Fund.  This SAI does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

OCM Mutual Fund (the “Trust”), is an open-end management investment company consisting of one portfolio:  the OCM Gold Fund (the “Fund”).  The Fund is non-diversified.  The Trust was organized as a Massachusetts business trust on January 6, 1984.

Fundamental Investment Restrictions

The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a “majority,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the shares of the Fund.  Under the 1940 Act, approval of the holders of a “majority” of the Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of the Fund may be invested without regard to this restriction.

The Fund may not:

1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund’s investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

4. Make investments for the purpose of exercising control or management.

5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

9. Purchase securities on margin (but the Fund may obtain such short‑term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

11. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.  (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.  Normally, the value of the assets pledged by the Fund do not materially exceed the amount borrowed.)

12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests).  For purposes of this restriction, mortgage-backed securities are not considered real estate or interests in real estate.

13. Participate on a joint or joint and several basis in any trading account in securities.

14. Purchase any security restricted as to disposition under federal securities laws except that subject to SEC limitations on investments in illiquid securities, the Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

Non-Fundamental Investment Restrictions

1. In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by the Fund’s name.  If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy.  Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.”  If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

2. The Fund will not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and then in amounts not greater than the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing.

As a general rule, the percentage limitations referred to in these restrictions apply only at the time of investment other than with respect to the Fund’s borrowing of money and investments in illiquid securities.  A later increase or decrease in a percentage that results from a change in value in the portfolio securities held by the Fund will not be considered a violation of such limitation, and the Fund will not necessarily have to sell a portfolio security or adjust its holdings in order to comply.

Illiquid Securities

Open‑end investment companies such as the Fund may not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so held.    The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Fund does not expect to own any investments for which market quotations are not available.  However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase.  The Board of Trustees has delegated to the Fund’s investment adviser, Orrell Capital Management, Inc. (the “Adviser”), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.  Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

To the extent the Fund invests in illiquid or restricted securities, the Fund may encounter difficulty in determining a market value for such securities.  Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.  In addition, if the Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4 of the 1940 Act, and the Trustees have approved the liquidity risk management program.  The Trustees will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation.  Illiquid securities are those securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund will take into account relevant market, trading and investment specific considerations when determining whether a security is an illiquid security.  Costs associated with complying with the rule could impact the Fund’s performance and their ability to achieve their investment objective.

Lending Portfolio Securities

If there are instances in which it would be appropriate for the Fund to lend its portfolio securities to increase its income, such as to minimize the effect of a market decline on the value of its securities, then the Fund may lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the “Guidelines”) and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets.  Under the present Guidelines (which are subject to change) the borrower, at all times during the loan, must maintain with the Fund cash, U.S. Government securities or equivalent collateral or provide to the Fund an irrevocable letter of credit in favor of the Fund equal in value to at least 102% of the value of the loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  This collateral will be valued daily.  Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.  To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit.

The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower.  The Fund may also pay reasonable finder’s, custodian and administrative fees but only to persons not affiliated with the Trust.  The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days’ notice.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower.  The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments

The Fund may engage in hedging.  Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the Fund’s portfolio (“short hedging”) or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities (“long hedging”).  The Fund may engage in short hedging in an attempt to protect the Fund’s value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion.  It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities.  The various hedging instruments which the Fund may use are discussed below.

Futures Contracts and Options Thereon

The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities.  The Fund may purchase and write (sell) futures contracts on gold (“Gold Futures”).  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract.  A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index or of gold with respect to a Gold Future is made.  It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

The Fund may purchase put and call options and write put and call options on stock index futures contracts.  The Fund may purchase put and call options and write put and call options on Gold Futures.  When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.  By writing a put option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Some futures and options strategies tend to hedge the Fund’s equity or gold positions against price fluctuations, while other strategies tend to increase market exposure.  Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or gold.  The extent of the Fund’s loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited.  The Fund may engage in related closing transactions with respect to options on futures contracts.  The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

When the Fund purchases or sells a futures contract, the Fund “covers” its position.  To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position.  If the Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although the Fund intends to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.  If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.  The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a United States exchange or board of trade with an active and liquid secondary market.

Index Options Transactions

The Fund may purchase put and call options and write put and call options on stock indexes.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options.  Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.  The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser.  Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Options currently are traded on the Chicago Board of Options Exchange, the NYSE Arca and other exchanges.  Over-the-counter (“OTC”) index options, purchased OTC options and the cover for any written OTC options would be subject to the Fund’s 15% limitation on investment in illiquid securities.  See “Illiquid Securities.”

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers).  Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits.  Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.  Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks.  The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

The Adviser may utilize index options as a technique to leverage the portfolio of the Fund.  If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced.  If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser’s forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.

Options on Securities

An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires.  The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.  Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases.  The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option.  A premium has two components:  the intrinsic value and the time value.  The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option.  The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

One risk of any put or call that is held is that the put or call is a wasting asset.  If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid.  In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out.  Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

Call Options on Securities.  When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period.  If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligation on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.”  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be “covered.”  For a call to be “covered” (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price.  The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit.  If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

Put Options on Securities.  When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price.  Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.  The Fund may not write put options.

Special Risks of Hedging Strategies

Participation in the options markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  Risks inherent in the use of options include: (1) dependence on the Adviser’s ability to predict correctly movements in the direction of securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers.  Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.

Use of Segregated and Other Special Accounts

Use of derivative transactions, e.g. options, will require, among other things, that the Fund segregate cash, liquid securities or other assets with its custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security.  In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

OTC options entered into by the Fund will generally provide for cash settlement, although the Fund may not be required to do so.  As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options.  OTC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.  OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.  If the Fund enters into OTC options transactions, it will be subject to counterparty risk.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies.  The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions.  The Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.  New laws and regulations may negatively impact the Fund by increasing transaction or regulatory compliance costs, limiting the availability of certain derivatives, or otherwise adversely affecting the value or performance of derivatives the Fund trades.  On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which, following an implementation period, will replace existing SEC guidance with an updated framework for registered funds’ use of derivatives.  Among other changes, the Derivatives Rule will require funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting.  These new requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule.  Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.  Other potentially adverse regulatory obligations can develop suddenly and without notice.

Temporary Investments

The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers’ acceptances, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (“NRSRO”).

The Fund may enter into repurchase agreements.  A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker‑dealer) on an agreed upon date in the future.  Such securities are referred to as the “Resold Securities”.  The Adviser will consider the creditworthiness of any vendor of repurchase agreements.  The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested in the Resold Securities.  The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund’s risk is limited to the ability of the vendor to pay the agreed‑upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest.  These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly.  Repurchase agreements can be considered as loans “collateralized” by the Resold Securities, such agreements being defined as “loans” in the 1940 Act.  The return on such “collateral” may be more or less than that from the repurchase agreement.  The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan, including the accrued interest earned thereon.  All Resold Securities will be held by the Fund’s custodian or another bank either directly or through a securities depository.

Depository Receipts

The Fund may invest in American Depository Receipts (“ADRs”).  ADR facilities may be either “sponsored” or “unsponsored.”  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.  The Fund may invest in sponsored and unsponsored ADRs.

In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository

Receipts (“EDRs”), or other securities convertible into foreign securities.  These receipts may not be denominated in the same currency as the underlying securities.  Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities.  GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market.  EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe.  Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities.  Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities

The Fund may invest in securities of foreign issuers.  There are risks in investing in foreign securities.  Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction costs in exchanging currencies.  For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies.  Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Foreign stock markets have substantially less volume than the New York Stock Exchange (“NYSE”), and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States.  Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

Most foreign securities owned by the Fund are held by foreign subcustodians that satisfy certain eligibility requirements.  However, foreign subcustodian arrangements are significantly more expensive than domestic custody.  In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) (“Brexit”). A transition phase ended on December 31, 2020. On December 30, 2020,

the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement governing certain elements of the EU’s and the UK’s relationship following the end of the transition period, which provisionally went into effect at the beginning of 2021. Even with the TCA there is likely to be considerable uncertainty relating to the potential ongoing consequences of the withdrawal. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund’s investments. In addition, if one or more other countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

The Fund may invest in securities of companies in countries with emerging economies or securities markets (“Emerging Markets”).  Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities.  Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries.  As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened.  In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such Emerging Markets.  The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security (“transaction hedging”).  By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency (“position hedging”).  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency.  Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies.  The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency.  Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract.  Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract.  Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceeds the amount of foreign currency the Fund is obligated to deliver.  The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  The Fund will do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Special Risk Considerations of Investing in Canadian Issuers

Investments in securities of Canadian issuers, including issuers located outside of Canada that generate significant revenue from Canada, involve risks and special considerations not typically associated with investments in the U.S. securities markets.  The Canadian economy is very dependent on the demand for, and supply and price of, natural resources.  The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources.  There is a risk that any changes in natural resources sectors could have an adverse impact on the Canadian economy.  Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners including the United States, countries in the European Union and China.  Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy.  Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to future trade agreements may cause a decline in the value of the Fund’s Shares.  Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future.  In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations.

Global Events

A rise in protectionist trade policies, slowing global economic growth, risks associated with pandemic and epidemic diseases, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot be foreseen at the present time and may negatively impact the markets in which the Funds invest.

The COVID‑19 pandemic has resulted in travel restrictions, closed international borders, enhanced health screenings, strains on the delivery of healthcare services, quarantines, cancellations, disruptions to supply chains, and lower consumer demand, as well as general concern and uncertainty.  The impact of the COVID-19 pandemic, as well as other infectious disease outbreaks that may arise in the future, could adversely affect local, state, national, and global economies, individual companies, industries, and capital markets in unforeseeable ways.  Public health crises and related impacts caused by the COVID-19 pandemic may exacerbate preexisting political, social, and economic risks.  The duration of the COVID-19 pandemic and its adverse effects, including adverse effects on the Fund, cannot be determined with certainty.  The Adviser continues to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe.  Europe also has been struggling with mass migration from the Middle East and Africa.  The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Privacy and Data Protection

The Fund is subject to a variety of continuously evolving laws and regulations regarding privacy, data protection, and data security, including laws and regulations governing the collection, storage, handling, use, disclosure, transfer, and security of personal data.  In light of recent broad-based cybersecurity attacks, legislators and regulators continue to propose and enact new and more robust privacy‑related laws including, but not limited to, the New York State Department of Financial Services Cybersecurity Requirements for Financial Services Companies and the California Consumer Privacy Act of 2018.  Any failure by the Fund to comply with its privacy policies or applicable privacy‑related laws could result in legal or regulatory proceedings against the Fund by governmental authorities, third‑party vendors, or others, which could adversely affect the Fund.  The interpretation of existing privacy‑related laws and the various regulators’ approaches to their enforcement continue to evolve over time.  The Fund faces the risk that these laws may be interpreted and applied in conflicting ways in different jurisdictions or in a manner that is not consistent with the Fund’s current privacy policies, or that regulators may enact new unclear privacy‑related laws.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks.  In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity.  Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s website (i.e., efforts to make network services unavailable to intended users).  In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Adviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.  Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties.

Portfolio Turnover

See “Financial Highlights” in the Prospectus for information on the past portfolio turnover rates of the Fund.  As indicated in the Prospectus, the portfolio turnover of the Fund may vary significantly from year to year, but has not done so during the years covered by the “Financial Highlights” in the Prospectus.

Disclosure of Portfolio Holdings

The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund’s shareholders.  The Fund will not receive any compensation for providing this information.  The Fund’s Chief Compliance Officer will report annually to the Board of Trustees with respect to compliance with the Fund’s portfolio holdings disclosure procedures.

The officers of the Fund receive reports on a regular basis as to any purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Trustees any such unusual trading in Fund shares.

There may be instances where the interests of the Fund’s shareholders respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund.  In such situations, the Board of Trustees will be afforded the opportunity to determine whether or not to allow such disclosure.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser.  These other accounts may be managed in a similar fashion to the Fund and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund’s portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Fund’s portfolio holdings disclosure policies.

Fund Service Providers

The Fund has entered into arrangements with certain third-party service providers for services that require these groups to have access to the Fund’s portfolio holdings.  As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  In each case, the Fund’s Board of Trustees has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an “insider” from trading on the information and (2) has a duty of confidence to the Fund because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that Fund expects that the recipient will maintain its confidentiality.  These third-party service providers are the Adviser and the Fund’s administrator, fund accountant, independent registered public accounting firm and custodian.

Rating and Ranking Organizations

The Fund’s Board of Trustees has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis.

Morningstar, Inc.
Lipper, Inc.
Bloomberg L.P.
Factset
Thomson Financial Research
Vickers Stock Research

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide them with non-public portfolio holdings information.  Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for Fund shares or to trade against the Fund to the detriment of other shareholders of the Fund.  However, the Fund will not provide this information until such information is at least 15 days old, after which time the disclosure of such non-public portfolio holdings should not be problematic.  Also, as noted above, the officers of the Fund receive and review reports on a regular basis as to any purchases and redemptions of Fund shares to determine if there is any unusual trading in Fund shares.  The Fund will not pay these organizations in conjunction with providing them non-public portfolio holdings information.

Other Individuals and Organizations

Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations, request information about the Fund’s portfolio holdings before they are publicly disclosed.  Where management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (1) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not distribute the information to other persons who might use the information for purposes of purchasing or selling the Fund or its portfolio securities before the Fund’s portfolio holdings are publicly disclosed; and (2) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

Website

The Fund may, from time to time, make available the portfolio's top ten holdings information on its website at ocmgoldfund.com. The Fund's top ten holdings are generally posted to the website within ten days of the end of each quarter and remain available until new information for the next quarter is posted.

Availability of Information

The Fund is required by the SEC to file its complete portfolio holdings schedule with the Commission on a quarterly basis.  This portfolio disclosure is contained in the Fund’s annual and semiannual shareholder reports on Form N-CSR and the portfolio disclosure for the first quarter and third quarter is contained in Part F of Form N-PORT.  Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Fund transmits its annual or semi-annual reports to their shareholders.  Form N-PORT must be filed with the SEC within sixty (60) days of the fiscal quarter ends.  These reports are available at the website of the SEC at http://www.sec.gov.

MANAGEMENT

Management Information

As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees.  The Fund is not part of a “fund complex” as defined in the Investment Company Act of 1940.  The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.  The information is provided as of March 1, 2022.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years Held by Trustee or Nominee for Trustee

Interested Trustee*

Gregory M. Orrell 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 60	Trustee (Chairman), President, Treasurer	Indefinite Since 2004	President of Orrell Capital Management, Inc. since 1991.	None

*  An “interested” trustee is a trustee who is deemed to be an “interested person” of the Fund, as defined in the Investment Company Act of 1940.  Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund’s investment adviser.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years Held by Trustee or Nominee for Trustee

Independent Trustees*

Peter Hayman 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 67	Trustee	Indefinite Since 2018
Managing member of Anzus Capital, LLC, a corporate investment advisory firm specializing in Australasian companies, since 2005. Prior to that, Mr. Hayman held positions in institutional equity sales with investment firms ABN, AMRO, JP Morgan and Ord Minnett, since 1978.
None

Doug Webenbauer 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 61	Trustee	Indefinite Since 2005	Controller of Comtel Systems Technology, Inc., a low voltage electrical contractor, since 2016. Prior to that, Chief Financial Officer of M.E. Fox & Company, Inc., a beer distributor (2000 to 2016).	None

* “Independent” trustees are trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships During Past 5 Years Held by Trustee or Nominee for Trustee

Officers (other than Mr. Orrell)

Katherine A. Orrell 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 26	Secretary	One-year term Since 2019	Administrative Assistant of Orrell Capital Management, Inc. since 2019. Full time Student from 2009 to 2018.	N/A

Emile Molineaux 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 59	Chief Compliance Officer and Anti-Money Laundering Officer	At discretion of the Board Since 2018	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A

Trustee Qualifications

Gregory M. Orrell has been a trustee and portfolio manager of the Fund for many years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a trustee.  Peter Hayman’s experience as the managing member of a private investment advisory firm has given him a deep understanding of the investment management industry, and his experience in institutional equity sales has honed his understanding of financial statements.  Doug Webenbauer’s long experience as a controller and chief financial officer honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable source of information and insight for the Trust’s Board of Trustees.  Each of Messrs. Hayman and Webenbauer takes a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Hayman and Webenbauer should serve as a trustee.

Board Leadership Structure

The Trust’s Board of Trustees (the “Board of Trustees” or “Board”) has general oversight responsibility with respect to the operation of the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an audit committee to assist the Board in performing its oversight responsibilities.

The Fund does not have an independent trustee that serves as the Chairman of the Trust’s Board of Trustees and does not have a formal lead independent trustee.  The small size of the Board, consisting of one interested trustee and two independent trustees, facilitates open discussion and significant involvement by all of the trustees without the need for a formal lead independent trustee.  In addition, the independent trustees have significant input into the Board meetings, as the independent trustees work with the Chairman and the Fund to ensure appropriate processes and relationships are established with both the Adviser and the Board.  In light of these factors, the Fund has determined that its leadership structure is appropriate.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the audit committee, Fund officers and service providers, the Trust’s Board of Trustees performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Adviser or the Fund’s other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Committee

The Trust’s Board of Trustees has created an audit committee whose members consist of Peter Hayman and Doug Webenbauer.  The primary functions of the audit committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s accountants and financial records.  The audit committee met two times in fiscal 2021.

The Trust’s Board of Trustees has no other committees.

Compensation

The Trust only compensates the independent trustees.  The Trust’s standard method of compensating trustees is to pay each independent trustee an annual fee of $2,000 and a fee of $750 for each meeting of the Board of Trustees attended.

The table below sets forth the compensation paid by the Trust during 2021 to each of the trustees who was a trustee during fiscal 2021:

Name of Person, Position*	Aggregate Compensation from Trust	Pension & Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Trust Paid to Trustees

Independent Trustees

Doug Webenbauer	$5,000	--	--	$5,000

Peter Hayman	$5,000	--	--	$5,000

Interested Trustee

Gregory M. Orrell	--	--	--	--

Code of Ethics

The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act.  Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.  The Distributor has also adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.

Proxy Voting Policy

General Voting Policy.  The Trust’s Board of Trustees has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.  The Adviser votes proxies based on maximizing shareholder value over the long term, as consistent with the overall investment objectives and policies of the Fund.  The following proxy voting policies and procedures are used by the Adviser as general guidelines regarding the issues they address.  In the event an issue is not addressed in the guidelines below, the Adviser will determine on a case-by-case basis how to vote proxies on any proposal that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, the Adviser will generally support management’s position.  The Adviser may also elect to abstain or not vote on any given matter.

The Fund may not exercise voting authority on matters where the cost of voting would be high, such as with some foreign securities, or where the benefit to the Fund would be low, such as when casting a vote would not reasonably be expected to have a material effect on the value of the Fund’s investment.

Board and Governance Issues

•
Board of Director Composition:  Typically, the Adviser will not object to slates with at least a majority of independent directors, nor will the Adviser object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

•
Independent Auditors:  When voting on proposals to ratify auditors, the Adviser will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether the Adviser believes independence has been compromised.

The Adviser will review and evaluate the resolutions seeking ratification of the auditor when fees for non-audit services substantially exceed audit fees to consider whether there is any impact on the independence of the auditor.

The Adviser will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for non-audit services substantially exceed audit fees, to consider whether there is any impact on the independence of the auditor.

•
Increase Authorized Common Stock:  The Adviser will generally support the authorization of additional common stock necessary to facilitate a stock split, and will generally support the authorization of additional common stock.

•
Blank Check Preferred Stock:  Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, the Adviser will generally evaluate the creation of blank check preferred stock to determine on a case-by-case basis whether to vote for or against the proposal.

•
Classified or “Staggered” Board:  On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board seats.  The Adviser will vote on a case-by-case basis on issues involving classified boards.

•
Supermajority Vote Requirements:  Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least a 2/3 affirmative vote for passage of issues.  The Adviser will vote on a case-by-case basis regarding issues involving supermajority voting.

•
Restrictions on Shareholders to Act by Written Consent:  Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.  The Adviser will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

•	Restrictions on Shareholders to Call Meetings: The Adviser will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.
•
Limitations, Director Liability and Indemnification:  Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.  The Adviser will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their boards.

•
Reincorporation:  Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.  The Adviser typically will not object to reincorporation proposals.

•
Cumulative Voting:  Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board – that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.  The Adviser typically will not object to proposals to adopt cumulative voting in the election of directors.

•
Dual Classes of Stock:  In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.  The Adviser will vote on a case-by-case basis on issues involving dual classes of stock.  However, the Adviser will typically not object to dual classes of stock.

•
Limit Directors’ Tenure:  In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.  Accordingly, the Adviser will vote on a case-by-case basis regarding attempts to limit director tenure.

•
Minimum Director Stock Ownership:  The typical director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.  The Adviser normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

•
Disclosure of CEO, Executive, Board and Management Compensation:  On a case-by-case basis, the Adviser will support shareholder resolutions requesting companies to disclose the salaries of top management and the board of directors.

•
Compensation for CEO, Executive, Board and Management:  The Adviser typically will not object to proposals regarding executive compensation if the Adviser believes the compensation clearly does not reflect the current and future circumstances of the company.

•
Formation and Independence of Compensation Review Committee:  The Adviser normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

•
Stock Options for Board and Executives:  Before determining whether to vote for or against stock option plans that in total offer greater than 25% of shares outstanding, the Adviser will generally review the overall impact of such stock option plans because of voting and earnings dilution.  The Adviser will vote on a case-by-case basis regarding option programs that allow the repricing of underwater options.  In most cases, the Adviser will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.  Generally, the Adviser will support options programs for outside directors, subject to the same constraints previously described.

•
Employee Stock Ownership Plan (ESOPs):  The Adviser will generally not object to ESOPs created to promote active employee ownership.  However, the Adviser will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

•
Changes to Charter or By-Laws:  The Adviser will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholders’ best interests.

•
Confidential Voting:  Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.  The Adviser generally will not object to confidential voting.

•
Equal Access to Proxy:  Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.  In general, the Adviser will not oppose resolutions for equal access proposals.

•
Golden Parachutes:  Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.  The Adviser will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, the Adviser will examine (to the extent material) total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

•
Mergers, Restructuring and Spin-offs:  A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, the Adviser will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.  On a case-by-case basis, the Adviser will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

•
Poison Pills:  Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.  The Adviser typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

•
Anti-Greenmail Proposals:  Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.  The Adviser generally will support anti-greenmail provisions.

•
Opt-Out of State Anti-Takeover Law:  A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state’s anti-takeover laws.  The Adviser generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Conflict of Interest.  If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will disclose the conflict to the Trust’s Board of Trustees and obtain the Board’s feedback and consent prior to voting.  If consent is not granted, then the Adviser will abstain from voting and notify the Trust’s Board of Trustees of this fact.

Proxy Voting Records.  Information on how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling 800-779-4681 or at the website of the SEC at http://www.sec.gov.

Share Ownership

No person is deemed to “control” the Fund, as that term is defined in the 1940 Act, because the Trust does not know of any person who owns beneficially or through controlled companies more than 25% of the Fund’s shares or who acknowledges the existence of control.  The Fund does not control any person.

The table below sets forth certain information regarding the beneficial ownership of Investor Class shares of the Fund by the only persons known to the Trust to own beneficially more than 5% of the Investor Class shares of the Fund, as of March 1, 2022.

Name and Address of Owner	Number of Shares Owned	Percentage Ownership

Charles Schwab & Co., Inc. * 101 Montgomery St. San Francisco, CA, 94104	310,318	21.33%

* Certain broker-dealers, and other intermediaries may establish single, omnibus accounts with the Trust’s transfer agent.  The beneficial owners of these shares, however, are the individual investors who maintain accounts within these intermediaries.

The table below sets forth certain information regarding the beneficial ownership of Advisor Class shares of the Fund by the only persons known to the Trust to own beneficially more than 5% of the Advisor Class shares of the Fund, as of March 1, 2022.

Name and Address of Owner	Number of Shares Owned	Percentage Ownership

National Financial Services 499 Washington Blvd. Jersey City, NJ 07310 Charles Schwab & Co., Inc. * 101 Montgomery St. San Francisco, CA, 94104	654,119 332,263	18.03% 9.16%
* Certain broker-dealers, and other intermediaries may establish single, omnibus accounts with the Trust’s transfer agent.  The beneficial owners of these shares, however, are the individual investors who maintain accounts within these intermediaries.

As of March 1, 2022, the trustees and officers of the Trust as a group (5 persons) beneficially owned less than 1% of the Investor Class shares of the Fund and approximately [3]% of the Advisor Class shares of the Fund.

The following table sets forth the dollar range of equity securities beneficially owned by each trustee in the Fund as of December 31, 2021 (which is also the valuation date):

Name	Dollar Range of Equity Securities in the Fund*

Interested Trustee

Gregory M. Orrell	Over $100,000
Independent Trustees

Peter Hayman	None
Doug Webenbauer	None

*  The Fund is not part of a “family of investment companies” as defined in the 1940 Act.

The Adviser and the Administrator

Orrell Capital Management, Inc. is the investment adviser to the Fund.  The Adviser is controlled by Gregory M. Orrell, who is the President and sole shareholder of the Adviser.  Katherine A. Orrell is Secretary to the Trust and Administrative Assistant of the Adviser.

Under the current investment advisory agreement with the Adviser, approved by shareholders on March 16, 2012 and effective as of March 29, 2012, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund’s average daily net assets, as follows:

Fee Rate	Average Daily Net Assets
0.95% 0.80% 0.70% 0.60%	0 to $250 million $250 million to $500 million $500 million to $1 billion Over $1 billion

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares and Advisor Class shares at 2.99% and 2.49%, respectively.  Expenses of the Fund above such levels are borne by the Adviser, subject to future recoupment.  Expense reimbursement obligations are calculated daily and paid monthly.

Investment advisory fees paid by the Fund were as follows:

Fiscal Year-End	Total Fees	Fees (Waived) Recovered	Fees Retained	Reimbursements in Addition to Fee Waivers
2021	$724,100	$0	$724,100	$0
2020	$551,786	$0	$551,786	$0
2019	$275,029	$82	$275,111	$0

The Fund’s investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

UMB Fund Services, Inc., a Wisconsin corporation (the “Administrator”), serves as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust’s Board of Trustees.  Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to the Fund. The Administrator’s services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of the Fund’s books and records; maintaining all general ledger accounts and related subledgers; overseeing the Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; preparing financial statements for the Fund’s annual and semi-annual reports to the SEC; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Fund and the status of the Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values (“NAV”) for the Fund based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.

For its services as administrator and fund accountant, the Fund pays the Administrator a fee, computed daily and payable monthly, based on the Fund’s average net assets at an annual rate beginning at 0.12% and decreasing as the assets of the Fund reach certain levels, subject to a minimum fee of approximately $55,000 (subject to inflationary increases), plus a multi-class fee of $3,000 per month. Prior to February 1, 2020, the Fund was subject to a minimum fee of approximately $75,000 (subject to inflationary increases), plus a multi-class fee of $3,000 per month.

During the fiscal years ended November 30, 2021, 2020, and 2019, the Administrator received $134,965, $111,324, and $135,094, respectively, from the Fund for administration and fund accounting services.

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130 serves as the distributor for the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, the Distributor provides, on a reasonable effort basis, distribution-related services to the Fund in connection with the continuous offering of the Fund’s shares.

Portfolio Manager

The portfolio manager to the Fund has responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of November 30, 2021.

	Number of Other Accounts Managed and Total Assets ($ millions) by Account Type			Number of Accounts and Total Assets ($ millions) for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Gregory M. Orrell	--	1 $4.5	-- --	--	1 $4.5	--

The portfolio manager is also responsible for managing other accounts, including separate accounts and unregistered funds.  To mitigate any potentially conflicting investment strategies of accounts, the portfolio manager typically manages accounts with similar investment strategies to the Fund.  Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.  In particular, the Adviser has adopted policies limiting the ability of the portfolio manager to cross trade securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of November 30, 2021.

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Gregory M. Orrell	Annual Salary	Orrell Capital Management, Inc.
The board of directors of Orrell Capital Management, Inc., which includes Gregory M. Orrell, determines his salary on an annual basis, and it is a fixed amount throughout the year.  It is not based on the performance of the Fund or on the value of the assets held in the Fund’s portfolio.

	Bonus	Orrell Capital Management, Inc.
As part of Gregory M. Orrell’s compensation, he may receive a bonus based on the financial condition of Orrell Capital Management, Inc. This amount is not directly related to the pre- or post-tax performance of the Fund, but is based to some degree on the value of assets held in the Fund because the bonus is based on Orrell Capital Management’s assets under management, which include the assets of the Fund, and on the profitability of Orrell Capital Management, which profitability is affected by the advisory fee that the Fund pays to Orrell Capital Management, which is tied to the value of the Fund’s assets.

As of November 30, 2021, the dollar range of shares of the Fund beneficially owned by Mr. Orrell is over $1,000,000.

Portfolio Transactions and Brokerage

Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker‑dealer selection, and negotiation of brokerage commission rates.  (These activities of the Adviser are subject to the control of the Trust’s Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.)  The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price.  The agreement also contains the provisions summarized below.  The Trust understands that a substantial amount of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund.  Such principal transactions may, however, result in a profit to market makers.  In certain instances, the Adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

In selecting a broker‑dealer to execute each particular transaction, the Adviser will take the following into consideration:  the best net price available; the reliability, integrity and financial condition of the broker‑dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker‑dealer to the investment performance of the Fund on a continuing basis.  Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker‑dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.  Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion.  The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing.  Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Fund, indicating the broker‑dealers to whom such allocations have been made and the basis therefor.

The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Fund.  Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of other clients’ portfolio brokerage.

During the fiscal years ended November 30, 2019, 2020, and 2021 the Fund paid brokerage commissions as follows:

	2019	2020	2021
Commissions Paid to Distributor	$0	$0	$0
Total Commissions Paid	$40,259	$44,679	$55,888
% Paid to Distributor	N/A	N/A	N/A
Total Dollar Amount of Transactions on which Commissions Were Paid to Distributor	$0	$0	$0
Total Dollar Amount of Transactions on Which Commissions Were Paid	$9,700,113	$15,615,119	$15,036,925
% of Transactions Involving Commission Payments to Distributor	N/A	N/A	N/A

All of the brokers to whom commissions were paid provided research services to the Adviser.  The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan

The Trust’s Distribution Plan (“Plan”) is the written plan contemplated by Rule 12b‑1 (the “Rule”) under the 1940 Act.  The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s overall expense ratio.

The Plan contains the following definitions: “Qualified Recipient” shall mean any broker‑dealer or other “person” (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust’s shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and (iii) has been selected by the Distributor to receive payments under the Plan.  “Qualified Holdings” means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto.  The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient.  “Qualified Trustees” means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.  While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees.  Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees.  “Permitted Payments” means payments by the Distributor to Qualified Recipients as permitted by the Plan.

The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases:  (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or (b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient.  The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed 1% of the daily nets assets of the Fund, or such lower amount as the Trust’s Board of Trustees may determine, in that fiscal year of the Trust; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient.  The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits.  As of the date of this SAI, the Board of Trustees has set the following limit on Permitted Payments: 0.99% of the daily net assets of Investor Class shares of the Fund and 0.25% of the daily net assets of Advisor Class shares of the Fund.

The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it.  Any such advertising and sales material may include references to other open‑end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares.  Any such expenses (“Permitted Expenses”) made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 1% of the daily nets assets of the Fund, or such lower amount as the Trust’s Board of Trustees may determine (as of the date of this SAI, the Board has set 0.99% as the limit for Investor Class shares and 0.25% as the limit for Advisor Class shares), and either the Distributor or the Adviser shall bear any such expenses beyond such limit.  No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be “primarily intended to result in the sale of shares” issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan:  (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders; (iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or “Blue‑Sky” law of any jurisdiction; (vi) all fees under the 1940 Act and the 1933 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that it is recognized that the costs of distribution of the shares of the Fund are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Fund retained by the Distributor (“Excess Distribution

Costs”) and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Fund.  If, and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan.  The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Trustees, including trustees who are not “interested persons,” as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the “fiduciary duty” standard contained in Sections 36(a) and 36(b) of the 1940 Act.

The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following:  (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

The aggregate Permitted Payments and Permitted Expenses paid by the Fund during the fiscal year ended November 30, 2021 were as set forth below.

Payments to Qualified Recipients (Permitted Payments)	Reimbursements of Expenses Incurred by Distributor or Qualified Recipients (Permitted Expenses)

$161,176	$50,710

The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund.  The Plan may not be amended to increase materially the amount of payments to be made without the approval of a majority (as defined in the 1940 Act) of the Fund’s shareholders, and all amendments must be and have been approved by the Board of Trustees and a majority of the Qualified Trustees, at an in-person meeting.

NET ASSET VALUE

The NAV of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the NYSE is open for trading.  The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s

Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

The Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.  The offering price for Investor Class shares is equal to the sum obtained by adding the applicable sales charge or load to the NAV.  The excess of the offering price over the net amount invested is paid to the Distributor, the Fund’s principal underwriter.

In determining the NAV of the Fund’s shares, common stocks that are listed on national securities exchanges (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market®, NASDAQ Global Market® and NASDAQ Capital Market®, are valued at the Nasdaq Official Closing Price (“NOCP”).  If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices.  Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over‑the‑counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.  Short‑term investments which mature in less than 60 days are valued at amortized cost (unless the Adviser, under the oversight of the Board of Trustees, determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.  Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges.

When market quotations are not readily available or are deemed unreliable, the Fund values the securities that it holds at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund’s Board of Trustees.  Types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the NYSE, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its NAV per share.

When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is “marked‑to‑market” to reflect the current market value of the call or put.  If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received.  If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received.  If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid.  If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid.  If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate.  Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.  If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the NYSE.  For purposes of computing NAV, the Fund uses the market value of such securities as of the time their trading day ends.  Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE, which events will not be reflected in the computation of the Fund’s NAV.  It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the NYSE, if material, may be reflected in such NAV.

Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Fund’s NAV is not calculated.  When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded.  Securities trading in European countries and Pacific Rim countries are normally completed well before 4:00 P.M. Eastern Time.  It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between such times and the close of the NYSE, if material, may be reflected in such NAV.

SHAREHOLDER SERVICES

Selected Dealer Reallowances.  The Distributor will reallow to selected dealers a portion of the front-end sales load on Investor Class shares in accordance with the following schedule:

Amount of Purchase	Sales Load as a Percentage of Offering Price	Reallowance to Selected Dealers
Less than $100,000	4.50%	4.00%
$100,000 to $249,999	3.00%	2.75%
$250,000 to $499,999	2.50%	2.25%
$500,000 to $999,999	2.00%	1.75%
$1,000,000 or more	0%	0%

Right of Accumulation. A reduced sales charge applies to any purchase of Investor Class shares of the Fund that is purchased with a sales charge where an investor’s then current aggregate investment in shares of the Fund is $100,000 or more.  “Aggregate investment” means the total of (i) the dollar amount of the then current purchase of Investor Class shares of the Fund; and (ii) the value (based on current NAV) of previously purchased and beneficially owned Investor Class shares of the Fund.

Statement of Intent.  Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of Investor Class shares of the Fund.  All Investor Class shares of the Fund previously purchased and still owned are also included in determining the applicable reduction.

A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Fund over a thirteen-month period.  The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment.  Investor Class shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Trust’s transfer agent, UMB Fund Services, Inc., 235 W. Galena St., Milwaukee, Wisconsin 53212-3948 (the “Transfer Agent”) in the name of the purchaser.  The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser’s cost, can be applied to the fulfillment of the Statement of Intent goal.

The Statement of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount.  In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid.  Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed Investor Class shares to obtain such difference.  If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period.  Investors electing to purchase Investor Class shares of the Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.

Systematic Withdrawal Plan.  A Systematic Withdrawal Plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price.  The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at NAV.  The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment.  The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield, or income.  If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes.  Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.

Pre‑authorized Investment.  A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder’s checking account at his or her bank.  This amount will automatically be invested in the Fund on the same day that the preauthorized debit is issued.  The shareholder will receive a confirmation from the Fund, and the bank account statement will show the amount charged.  The form necessary to begin this service is available from the Transfer Agent.

Tax Sheltered Retirement Plans.  Through the Distributor, retirement plans are either available or expected to be available for use by the self‑employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and “tax‑sheltered accounts” under Section 403(b)(7) of the Code.  Adoption of such plans should be on advice of legal counsel or tax advisers.

For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

Investments at NAV of Investor Class Shares.  The Fund may sell Investor Class shares at NAV to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser and the Distributor; to a broker, dealer or other financial intermediary that has a selling arrangement with the Fund; and to investment advisers on behalf of their discretionary accounts.  The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

Former shareholders of the Fund may also purchase Investor Class shares of the Fund at NAV up to an amount not exceeding their prior investment in shares of the Fund within the past 90 days.  When making a purchase at NAV pursuant to this provision, the former shareholder should forward to the Transfer Agent a copy of an account statement showing the prior investment in Investor Class shares of the Fund.

There is no initial sales charge on purchases of Investor Class shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge (“CDSC”) of up to 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Adviser may at its discretion pay a finder’s fee to dealers of record who initiate or are responsible for purchases of $1 million or more of Investor Class shares of the Fund of up to 1.00% of the amount invested.  In instances where an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Investor Class shares, generally, will be waived.  Finder’s fee commissions may also be paid to dealers of record who initiate or are responsible for purchases of $1 million or more of Advisor Class shares of the Fund of up to 1.00% of the amount invested.

If a shareholder redeems any shares as to which a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, the CDSC will be deducted from the redemption proceeds.  The CDSC will not exceed 1.00% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.  In determining whether the CDSC is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first.  The remaining shares will be redeemed in the order in which you purchased them.  The CDSC will be in addition to any applicable redemption fee.

The Fund may also waive the sales charge for other investors in its sole discretion in other circumstances.

Redemption Procedures.  The Fund expects to use a variety of resources to honor requests to redeem shares of the Fund, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques.

If the Board determines that it is in the best interest of the shareholders of the Fund, and subject to the Fund’s compliance with applicable regulations, the Fund has reserved the right to pay the redemption prices of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of Fund shares receives a distribution in-kind, the holder of Fund shares would incur brokerage chares when subsequently converting the securities to cash. For federal income tax purposes, redemption in-kind are taxed in the same manner as redemptions made in cash.  In addition, sales of in-kind securities may generate taxable gains.

The Fund has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the Fund.

A shareholder’s right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (i) trading on the NYSE is restricted pursuant to rules and regulations of the SEC; (ii) the SEC has by order permitted such suspension; or (iii) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

Market Timing Policies and Procedures.  Frequent purchases and redemptions of shares of the Fund may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of Fund shares.  Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund by:

1)  Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Adviser believes might engage in frequent purchases and redemptions of Fund shares; and

2)  Imposing a 1.50% redemption fee on redemptions and exchanges occurring within 3 months of the share purchase.

The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.  Except as set forth in the preceding sentence, the redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third-party administrators.

In calculating whether a sale of Fund shares is subject to a redemption fee, a shareholder’s holdings will be viewed on a “first in/first out” basis.  This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest.  The fee will be calculated based on the current price of the shares as of the trade date of the sale.

Abandoned Property.  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Upon receiving returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then it will determine whether the investor’s account has legally been abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property.  If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative.  A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE SHAREHOLDER.

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Fund.

Qualification as a Regulated Investment Company.  It is intended that the Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. In order to qualify as a RIC under the Code, the Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

In general, gold and other precious metals do not constitute qualifying assets, and gain derived from the sale of gold or other precious metals does not constitute qualifying income. To reduce the risk that the Fund’s investments in gold, silver, platinum and palladium bullion, whether held directly or indirectly, may result in the Fund’s failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund’s portfolio so that (i) less than 10% of the Fund’s gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund’s assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion or other non-qualifying assets.

The Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the first year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.

Moreover, the Fund may retain for investment all or a portion of their net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting.  The Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the Fund, and thus the Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carry-Forwards.  For net capital losses realized in taxable years beginning before January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of the Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of the Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

If the Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax.  If the Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by the Fund is determined to be de minimis).

Taxation of Investments.  In general, realized gains or losses on the sale of securities held by the Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If the Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If the Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by the Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by the Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the Fund will be deemed “Section 1256 contracts.” The Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds the Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by the Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the Fund had not engaged in such transactions.

If the Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon the Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, the Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC may limit the extent to which the Fund will be able to engage in derivatives transactions.

The Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.  Under recent legislation, certain income distributed by pass through entities is allowed up to a 20% deduction; however, it is unclear at this time whether a RIC (such as the Fund) can pass on such deduction on REIT distributions to shareholders.  Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Without further legislation, the deduction would sunset after 2025. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may attempt to limit and/or manage its holdings in PFICs to minimize its tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the Fund may incur the tax and interest charges described above in some instances. Dividends paid by the Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If the Fund owns 10% or more of either the voting power or value of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. There may also be a tax imposed on a U.S. shareholder’s aggregate net CFC income that is treated as global intangible low-taxed income. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Notwithstanding the foregoing, under recently enacted tax legislation, accrual method taxpayers required to recognize gross income under the “all events test” no later than when such income is recognized as revenue in an applicable financial statement (e.g., an audited financial statement which is used for reporting to partners).  This new rule may require the Fund to recognize income earlier than as described above.

Taxation of Distributions.  Distributions paid out of the Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For

U.S. federal income tax purposes, the Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. The Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the Fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares.  If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares  within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

U.S. Federal Income Tax Rates.  Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the Fund may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the shareholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Fund will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding.  The Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Fund under certain circumstances.

Tax-Deferred Plans.  Shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

A 1.4% excise tax is imposed on the net investment income of certain private colleges and universities. This tax would only apply to private institutions with endowment valued at $500,000 per full-time student or more, subject to other limitations. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Fund.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to Fund shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting.  In general, the Fund must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation.  The full effects of recently enacted tax legislation are not certain and may cause the Fund and its shareholders to be taxed in a manner different than as described above. Prospective shareholders also should recognize that the present U.S. federal income tax treatment of the Fund and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

GENERAL INFORMATION

The Trust’s Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Trust’s liquidation, all shareholders of the Fund would share pro rata in its net assets available for distribution to shareholders.  The holders of shares have no preemptive or conversion rights.  If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other.

Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) Investor Class shares bear 12b-1 distribution fees in an amount up to 0.99% of the Fund’s average daily net assets allocable to Investor Class shares, while Advisor Class shares bear 12b-1 distribution fees in an amount up to 0.25% of the Fund’s average daily net assets allocable to Advisor Class shares (see “Distribution Plan”); (2) Advisor Class shares are available for purchase by shareholders who invest through an investment adviser’s servicing agent, purchases made directly with the Fund, and through various mutual fund platforms that have agreements with the Fund; (3) certain Class specific expenses may be borne solely by the Class to which such expenses are attributable; if a specific allocation is not available, expenses will be allocated to each class of shares in proportion to their relative shares outstanding; (4) Investor Class shares are subject to a sales load, while Advisor Class shares are not subject to any sales load; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders.  (Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by class except in matters where a separate vote is required by the 1940 Act or when the matter affects only the interest of a particular class.)  It is not contemplated that regular annual meetings of shareholders will be held.  Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of a fund, unless it is clear that the interests of the fund in the matter are identical or the matter does not affect a fund.  However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

Income, direct liabilities and direct operating expenses of the Fund are allocated directly to the Fund, and, if there were more than one series, general liabilities and expenses of the Trust would be allocated among the funds in proportion to the total net assets of each fund, on a pro rata basis among the funds or as otherwise determined by the Board of Trustees.

The By-Laws provide that the Trust’s shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee.  The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust’s shares.  In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee.  The trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.  No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares.  The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of the Fund, or upon liquidation and distribution of its assets, if so approved.  If not so terminated, the Trust will continue indefinitely.

Shares of the Trust when issued are fully paid and non-assessable.  The Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees.  The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.  The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Fund’s custodian, UMB Bank, n.a., 101 Grand Boulevard, Kansas City, Missouri 64106, is responsible for holding the Fund’s assets.  The Administrator, as fund accountant, maintains the Fund’s accounting records and calculates daily the NAV of the Fund’s shares.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, audited the Fund’s 2021 annual financial statements.

The Distributor distributes the shares on a “reasonable efforts” basis (the Fund’s shares are offered on a continuous basis).

SALES

CHARGES

During the three fiscal years ended November 30, 2019, 2020 and 2021, the aggregate dollar amount of sales charges on the sales of shares of the Fund and the amount retained by the Distributor were as follows:

Years Ended November 30
2019		2020		2021
Sales Charge	Amount Retained	Sales Charge	Amount Retained	Sales Charge	Amount Retained

$7,940	$985	$40,906	$5,027	$18,363	$2,288

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in securities rated by Standard & Poor’s Corporation (Standard & Poor’s) or by Moody’s Investors Service, Inc. (“Moody’s”).  A brief description of the rating symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

–	Leading market positions in well-established industries.
–	High rates of return on funds employed.
–	Conservative capitalization structure with moderate reliance on debt and ample asset protection.
–	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
–	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	Amended and Restated Declaration of Trust (8)

(b)	Amended and Restated By laws (8)

(c)	Not applicable

(d)	Investment Advisory Agreement (4)

(e)	(i)	Underwriting Agreement (Northern Lights Distributors, LLC) (5)

	(ii)	Form of Selling Agreement (Northern Lights Distributors, LLC) (3)

(f)	Not applicable

(g)	Custody Agreement and Amendment to Custody Agreement (2)

(h)	(i)	Administration and Fund Accounting Agreement (2)

	(ii)	Transfer Agency Agreement (2)

	(iii)	Expense Limitation Agreement (7)

(i)	Opinion and Consent of Foley & Lardner LLP – filed herewith

(j)	Consent of Tait, Weller & Baker LLP – filed herewith

(k)	Not applicable

(l)	Investment letters (1)

(m)	Revised Distribution Plan (1)

(n)	Rule 18f-3 Multi-Class Plan (7)

(p)	(i)	Code of Ethics of OCM Mutual Fund (2)

	(ii)	Code of Ethics of Orrell Capital Management, Inc. (2)

	(iii)	Code of Ethics of Northern Lights Distributors, LLC (6)
_____________________

(1) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 26 was filed on September 30, 1997 and its accession number is 0000897069-97-000401.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 39 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 39 was filed on March 29, 2005 and its accession number is 0000897069-05-000803.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 43 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 43 was filed on March 27, 2009 and its accession number is 0000898531-09-000155.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 48 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 48 was filed on March 30, 2012 and its accession number is 0000898531-12-000183.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 52 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 52 was filed on March 28, 2014 and its accession number is 0000898531-14-000169.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 54 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 54 was filed on March 30, 2015 and its accession number is 0000898531-15-000165.

(7) Previously filed as an exhibit to Post-Effective Amendment No. 58 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 58 was filed on March 28, 2017 and its accession number is 0000898531-17-000208.

(8) Previously filed as an exhibit to Post-Effective Amendment No. 66 to the Registration Statement and incorporated by reference thereto.  Post-Effective Amendment No. 66 was filed on March 26, 2021 and its accession number is 0001387131-21-003925.

Item 29.	Persons Controlled by or Under Common Control with the Fund
Registrant does not control any person and is not under common control with any other person.

Item 30.	Indemnification
Registrant’s Declaration of Trust contains the indemnification provisions set forth below, which are in full force and effect and have not been modified or cancelled.  The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.  Section 12 of Article SEVENTH of Registrant’s Declaration of Trust states as follows:

“(c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

(i) the term “indemnitee” shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub‑adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

(ii) the term “covered proceeding” shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

(iii) the term “disabling conduct” shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

(iv) the term “covered expenses” shall mean expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

(v) the term “adjudication of liability” shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent.”

“(d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct.”

“(e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either (a) the vote of a majority of a quorum of Trustees who are neither “interested persons”, as defined in the 1940 Act nor parties to the covered proceeding or (b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.”

“(f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case:  (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial‑type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither “interested persons” as defined in the 1940 Act nor parties to the covered proceeding.”

“(g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act.”

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser
Orrell Capital Management, Inc. (“Orrell”) is the investment adviser to the sole portfolio of Registrant:  OCM Gold Fund.  For information as to the business, profession, vocation or employment of a substantial nature of Orrell, and its directors and officers, reference is made to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.	Principal Underwriters
(a)
Northern Lights Distributors, LLC (“NLD”) is the current distributor of the shares of the Registrant.  To the best of Registrant’s knowledge, NLD also acts as a principal underwriter to the following investment companies: Absolute Core Strategy ETF, Advisor One Funds, Arrow ETF Trust, DWA Tactical ETF, Arrow QVM Equity Factor ETF, Arrow Reserve Capital Management ETF, Arrow Dogs of the World ETF, Arrow DWA Country Rotation ETF, Arrow ETF Trust, Ballast Small/Mid Cap ETF, Boyar Value Fund Inc., Copeland Trust, Humankind Benefit Corporation, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust,  New Age Alpha Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, PREDEX, Princeton Private Investment Access Fund, The North Country Funds, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust, and Uncommon Investment Funds Trust.

(b)
NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
David James	Manager	None
Stephen Preston	Chief Compliance Officer, Financial Operations Principal and AML Compliance Officer	None
William J. Strait	Manager, Secretary, and General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None
(c)	Not applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33.	Location of Accounts and Records
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, Registrant’s Custodian and Registrant’s Administrator as follows:  the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a‑1(b) will be maintained by the Registrant, the documents required to be maintained by paragraph (4) of Rule 31a‑1(b) will be maintained by Registrant’s Administrator and all other records will be maintained by the Custodian.

Item 34.	Management Services
Not applicable.

Item 35.	Undertakings
Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livermore and State of California on the 30th day of March, 2022.

OCM MUTUAL FUND
(Registrant)

By:       /s/Gregory M. Orrell
Gregory M. Orrell
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Gregory M. Orrell Gregory M. Orrell	Principal Executive, Financial and Accounting Officer and Trustee	March 30, 2022

/s/Peter Hayman Peter Hayman	Trustee	March 30, 2022

/s/Doug Webenbauer Doug Webenbauer	Trustee	March 30, 2022

Signature Page